EXHIBIT 10.1




                               AGREEMENT OF LEASE



                                     between


                              DONATO AT WALL 4, LLC

                                    Landlord



                                       and


                         VELOCITY ASSET MANAGEMENT, INC.

                                     Tenant



                                    Premises:
                         Approximately 2,450 Square Feet
                            in Building #4 located at
                    1800 Route 34, Wall Township, New Jersey,
             said building being designated as Block 945, Lot 16.04
                     on the Tax Map of the Township of Wall

                                Date: May 2, 2007

                                TABLE OF CONTENTS
                                -----------------

Article                                                                    Page
-------                                                                    ----

ARTICLE 1   DEMISE OF PREMISES
         Section 1.1       Demise
         Section 1.2       Common Areas

ARTICLE 2   TERM
         Section 2.1       Initial Term
         Section 2.2       Renewal Periods
         Section 2.3       Lease Year

ARTICLE 3   RENT
         Section 3.1       Rent
         Section 3.2       Fixed Rent
         Section 3.3       Tenant's Tax Rent
         Section 3.4       Tenant's Operating Expense Increase
         Section 3.5       Corrected Statements
         Section 3.6       Intentionally Omitted
         Section 3.7       Late Charge
         Section 3.8       Security

ARTICLE 4   INITIAL CONSTRUCTION
         Section 4.1       Landlord's Work
         Section 4.2       Acceptance of Demised Premises

ARTICLE 5    USE
         Section 5.1       Permitted Use
         Section 5.2       Prohibited Uses
         Section 5.3       [Reserved]
         Section 5.4       Rules and Regulations

ARTICLE 6    ASSIGNMENT/SUBLETTING
         Section 6.1       Consent Required
         Section 6.2       Continuation of Liability
         Section 6.3       [Reserved]
         Section 6.4       Default after Transfer
         Section 6.5       Recapture
         Section 6.6       Excess Consideration


ARTICLE 7    REPAIRS AND MAINTENANCE
         Section 7.1       Tenant's Obligations
         Section 7.2       Landlord's Obligations

ARTICLE 8   COMPLIANCE WITH LAW
         Section 8.1       Legal Requirements
         Section 8.2       Hazardous Materials
         Section 8.3       ISRA

ARTICLE 9   UTILITIES

ARTICLE 10  ALTERATIONS

ARTICLE 11  INSURANCE
         Section 11.1      Tenant's Coverages
         Section 11.2      Failure to Maintain
         Section 11.3      Landlord's Coverages
         Section 11.4      Intentionally Omitted
         Section 11.5      Policies Generally
         Section 11.6      Waiver of Subrogation


ARTICLE 12  DAMAGE AND DESTRUCTION
         Section 12.1      Notice
         Section 12.2      Termination
         Section 12.3      Restoration by Landlord
         Section 12.4      Restoration by Tenant
         Section 12.5      Effect on Lease

ARTICLE 13  EMINENT DOMAIN
         Section 13.1      Taking
         Section 13.2      Termination
         Section 13.3      Restoration by Landlord
         Section 13.4      Restoration by Tenant
         Section 13.5      Effect on Lease
         Section 13.6      Award

ARTICLE 14  LANDLORD'S COVENANTS

ARTICLE 15  DEFAULT; REMEDIES AND DAMAGES
         Section 15.1      Event of Default
         Section 15.2      Remedies
         Section 15,3      Waivers
         Section 15.4      [INTENTIONALLY OMITTED]

ARTICLE 16  UNAVOIDABLE DELAYS, FORCE MAJEURE

ARTICLE 17  NOTICES

ARTICLE 18  ACCESS

ARTICLE 19  [RESERVED]

ARTICLE 20  END OF TERM
         Section 20.1      Surrender
         Section 20.1      Survival
         Section 20.3      Vacant Possession

ARTICLE 21  HOLDING OVER

ARTICLE 22  INDEMNITY
         Section 22.1      Indemnity
         Section 22.2      Defense

ARTICLE 23  SUBORDINATION
         Section 23.1      Fee Mortgage
         Section 23.2      Subordination
         Section 23.3      Attornment
         Section 23.4      Non-Disturbance

ARTICLE 24  CERTIFICATES

ARTICLE 25  MISCELLANEOUS
         Section 25.1      No Waiver
         Section 25.2      Relationship of Parties
         Section 25.3      Recording
         Section 25.4      Captions
         Section 25.5      Applicable Law
         Section 25.6      Mechanics Liens
         Section 25.7      Brokerage
         Section 25.8      Limitation of Landlord's Liability
         Section 25.9      Attorneys' Fees
         Section 25.10     Waiver of Trial by Jury
         Section 25.11     Interest Rate
         Section 25.12     Excavations on Adjoining Property
         Section 25.13     Non-Binding Until Executed
         Section 25.14     No Claim for Damages
         Section 25.15     Independent Covenants
         Section 25.16     Interpretation
         Section 25.17     Entire Agreement
         Section 25.18     Binding Effect

                         INDEX OF FREQUENTLY USED TERMS
                         ------------------------------


                                                              Section
                                                              -------
Additional Rent                                               3.1
Building(s)                                                   Prelim. State. A
Commencement Date                                             2.1
Common Areas                                                  1.2(a)
Common Area Expense                                           3.4(c)
Demised Premises                                              Prelim. State. B.
Event of Default                                              15.1
Expiration Date                                               2.1
Fee Mortgage                                                  23.1
Fee Mortgagee                                                 23.1
Fixed Rent                                                    3.2(a)
Governmental Authorities                                      8.1
Hazardous Materials                                           8.2(b)
Interest Rate                                                 25.11
Lease Term                                                    2.1
Lease Year                                                    2.1
Legal Requirements                                            8.1
Property                                                      Prelim. State. A
Real Estate Taxes                                             3.3(b)
Rent                                                          3.1
Taking                                                        13.1(a)
Tenant's Fraction                                             3.3(a)
Tenant's Work                                                 4.3(a)
Unavoidable Delays                                            16.1

THIS LEASE made and entered into as of this _____day of April, 2007, by and between DONATO AT WALL 4, LLC, a New Jersey limited liability company having its principal office at 80 Corbett Way, Eatontown, New Jersey 07724 ("Landlord") and VELOCITY ASSET MANAGEMENT, INC., a corporation of the state of Delaware, having an address of 3100 Route 138 West, Wall, New Jersey 07719 ("Tenant").


                              W I T N E S S E T H:
                              - - - - - - - - - -

                              Preliminary Statement
                              ---------------------

         A. Landlord is the owner of that certain parcel of real property more particularly described on Exhibit A annexed hereto (the "Property"). Landlord has constructed a single story flex building of approximately 51,500 square feet (the "Building") and made other improvements on the Property (the Property, the Buildings, the "Common Areas" (hereinafter defined) and other improvements on the Property are herein collectively called the "Project").

         B. Tenant desires to lease a portion of the Building consisting of 2,450 rentable square feet, which amount includes an add-on factor of 10.66% and shall only be used for general offices. The parties agree that within ten (10) business days of the Commencement Date, the Demised Premises will be re-measured utilizing current BOMA standards. The portion of the Building which Tenant desires to lease is shown on the crosshatched area on the sketch annexed hereto as Exhibit B, such portion herein called the "Demised Premises"), and Landlord desires to lease the Demised Premises to Tenant upon and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the terms, covenants and conditions herein set forth, Landlord and Tenant hereby covenant and agree as follows:

                          ARTICLE 1 DEMISE OF PREMISES
                          ----------------------------

         Section 1.1 Demise. Landlord hereby leases the Demised Premises to Tenant, and Tenant hereby takes the Demised Premises from Landlord, subject to all liens, encumbrances, easements, restrictions, covenants, zoning laws and regulations affecting and governing the Demised Premises, none of which shall adversely impact Tenant's ability to use the Demised Premises for its permitted uses, and together with the nonexclusive right to use the Common Areas in common with other tenants and occupants of the Project for the term hereinafter provided. Included in the Demised Premises shall be the non-exclusive right of Tenant to use up to six (6) parking spaces per 1,000 square feet.

         Section 1.2   Common Areas.
         -----------   ------------

                (a) The term "Common Areas" shall include, those portions of the Project which are available from time to time for common use by any and all of the owners, tenants or users of land and/or buildings within the Project and the business invitees of such owners, tenants or users, including, without limitation, the parking areas, lanes, drives and driveways, entrances, all means of ingress and/or egress, curb cuts, roadways, passageways, sidewalks, landscaped areas, lighting facilities and equipment located in the Project.

                (b) Landlord may, at any time and from time to time, increase, reduce or change the Common Areas, or any portion thereof, and/or erect additional buildings thereon and Tenant shall not be entitled to any compensation as a result thereof, nor shall same be deemed an actual or constructive eviction.

                (c) Landlord may temporarily close any part of the Common Areas for such time as may be required to prevent a dedication thereof or an accrual of any rights in any person or in the public generally therein, or when necessary for the maintenance or repair thereof, or for such other reason as Landlord in its judgment may deem necessary or advisable.


                                 ARTICLE 2 TERM
                                 --------------

         Section 2.1 Initial Term. Tenant shall have and hold the Demised Premises, together with any and all appurtenances thereto, and the easements, rights and privileges herein granted to Tenant, for and during the term of this Lease ("Lease Term"). The Lease Term shall commence upon: (a) the Substantial Completion of the Landlord's Work identified on Exhibit C; and (b) the issuance of a Certificate of Occupancy (temporary or final) (the "Commencement Date"). Unless sooner terminated or extended as provided elsewhere in this Lease, shall end on the last day of the Fifth (5th) Lease Year (the "Expiration Date"). It is anticipated that the Commencement Date will be July 1, 2007 or sixty (60) days after receipt of a building permit by Landlord. However, in the event the Demised Premises are not ready for Tenant's occupancy by that date, the same shall not be considered a default and the Commencement Date will be delayed until substantial completion of Landlord's Work and issuance of a Certificate of Occupancy (temporary or final), ("Substantial Completion"). However, Tenant shall have the right to terminate this Lease if Substantial Completion is not achieved by sixty (60) days from the anticipated Commencement Date. The outside date for Substantial Completion of sixty (60) days from the anticipated Commencement Date is conditioned upon Tenant approving the Demising Plan (to be attached as Exhibit B) and the identification of Landlord's Work (attached as Exhibit C) no later than April 30, 2007. In the event such items are not approved by April 30, 2007, then the outside date shall be extended on a day-for-day basis.

         Section 2.2 Renewal Period. Provided no Event of Default shall have occurred and be continuing on the date Tenant gives Landlord notice of Tenant's election to extend the Lease Term for the applicable renewal period, Tenant shall have two (2) option(s) to extend the Lease Term for a period of five (5) years commencing at the expiration of the initial Lease Term. In the event that Tenant shall desire to extend the Lease Term for the renewal period herein granted, Tenant shall advise Landlord by notice no later than six (6) months prior to the expiration of the then current Lease Term. Time is of the essence with respect to the giving of a renewal notice. If Tenant shall fail to deliver notice of Tenant's election to extend the Lease Term for the next succeeding renewal period by the date set forth herein, Tenant's right to do so shall be deemed waived and of no further force and effect, regardless of whether Landlord shall have taken any action in reliance upon the fact that the notice was not given. If Tenant exercises said renewal option, the Lease Term shall be automatically extended for the renewal period covered by such renewal option upon the same terms and conditions as are in effect immediately preceding the commencement of such renewal period, except that (x) Tenant shall not have any further option to extend the Lease Term beyond the expiration of the renewal period, and (y) "Fixed Rent" shall be at ninety-five (95%) of fair market value, but not less than the prior year's Fixed Rent, and without execution of any extension or renewal lease. Any cancellation or termination of this Lease shall terminate any option to extend or renew the Lease Term pursuant hereto.

         Section 2.3 Lease Year. As used herein, the term Lease Year shall mean each successive period of twelve (12) consecutive calendar months, commencing on the first day of the month following the month in which the Commencement Date falls. The first Lease Year shall include the period from the Commencement Date through the first day of the following month.

                                 ARTICLE 3 RENT
                                 --------------

         Section 3.1 Rent. From July 1, 2007 and throughout the Lease Term, Tenant shall pay to Landlord the sums set forth in this Article as rent or additional rent, without prior demand therefor and without deduction or setoff therefrom. The term "Rent" shall be deemed to include Fixed Rent and all additional sums payable by Tenant to Landlord pursuant to this Lease ("Additional Rent"). All payments of Rent shall be paid to or on behalf of Landlord in lawful money of the United States which shall be legal tender for payment of public and private debts, without demand or notice and without any abatement, deduction or setoff whatsoever, except as otherwise expressly provided in this Lease. Except as expressly and specifically provided to the contrary elsewhere in this Lease, no abatement, diminution or reduction of Rent shall be claimed by or allowed to Tenant, or any persons claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements or repairs to the Demised Premises, the Buildings or the Common Areas; by virtue or because of any present or future Legal Requirements; by virtue or arising from, and during, the restoration of the Demised Premises, the Buildings or the Common Areas after the destruction or damage thereof by fire or other casualty or the taking or condemnation of a portion thereof; or arising from any other cause or reason. This Lease shall not be affected by any laws, ordinances or regulations, whether federal, state, county, city, municipal or otherwise, which may be enacted or become effective from and after the date of this Lease affecting or regulating or attempting to affect or regulate the Rent herein reserved. All payments of Rent shall be delivered to Landlord at the address set forth in this Lease for notices, or to any other place designated by Landlord. Provided, however, Landlord has agreed to provide Tenant with a one
(1) month rent concession. Accordingly, payment of rent shall commence on August 1, 2007.

         Section 3.2   Fixed Rent.
         -----------   ----------

                (a) Tenant shall pay to Landlord as rental for the Demised Premises, an annual rent (the "Fixed Rent") of:

                                           Total               Total
                       Rent                Annual              Monthly
    Lease Years        psf                 Fixed Rent          Fixed Rent
    ---------------------------------------------------------------------
    1-5                $17.75 psf/nnn      $43,487.50          $3,623.96


                (b) Fixed Rent shall be paid in equal monthly installments in advance on or before the first day of each month during the Lease Term. If the Commencement Date is not the first day of a calendar month, Fixed Rent for the period from the Commencement Date to the last day of the month in which the Commencement Date occurs shall be apportioned on the basis of a 30 day month and paid on the first day of the month following the Commencement Date, together with the first full monthly installment of Fixed Rent. Simultaneous with the execution of this Lease, Tenant shall pay to Landlord Fixed Rent, together with the estimated payments set forth in Section 3.5, below, for the first month of the Lease Term.

                (c) As used herein, the "Commencement Date" shall have the meaning set forth in Section 2.1, above.

                (d) Upon the determination of the Commencement Date, Landlord and Tenant shall execute, acknowledge and exchange duplicate originals of a recordable agreement setting forth the Commencement Date and the Expiration Date of the initial Lease Term and each renewal period.

         Section 3.3   Tenant's Tax Rent.
         -----------   -----------------

                (a) Commencing on the Commencement Date and throughout the Lease Term, Tenant shall pay to Landlord, as Additional Rent, a portion of all "Real Estate Taxes" affecting and imposed upon the Project which accrue during the Lease Term, as hereinafter provided ("Tenant's Tax Rent"). Tenant's Tax Rent shall be equal to the product of (x) the Real Estate Taxes assessed against the Project, and (y) a fraction, the numerator of which shall be the number of square feet of the Demised Premises, and the denominator of which shall be the number square feet of the Building of which the Demised Premises are a part (such fraction herein called "Tenant's Fraction").

                (b)    (i)    The term "Real Estate Taxes" shall mean all ad
valorem real estate taxes and general, special and betterment assessments, ordinary and extraordinary, foreseen and unforeseen, which are imposed by Governmental Authorities and assessed against the Demised Premises, or any portion thereof, the Improvements thereon, or any portion thereof, or against Landlord as owner of the Demised Premises including, without limitation, taxes, fees and charges imposed in respect of the ownership, operation, management, use, leasing or alteration of the Demised Premises, or any portion thereof; the various estates in and to the Demised Premises, or any portion thereof; the Rent payable to Landlord pursuant to this Lease; taxes on all water and sewer charges; and any taxes, fees and charges imposed in lieu of or in addition to the foregoing due to a future change in the method of taxation.

                       (ii) Nothing contained in this Lease shall require Tenant to pay any estate, inheritance, succession, corporate franchise or income tax of Landlord, nor shall any of same be deemed Real Estate Taxes, except to the extent same are substituted in lieu of Real Estate Taxes.

                (c) Tenant's Tax Rent shall be paid in accordance with the following:

                       (i) Tenant shall pay Tenant's Tax Rent to Landlord in equal monthly installments, together with and in the manner prescribed for the payment of Fixed Rent, in an amount reasonably estimated by Landlord to be equal to 1/12th of Tenant's Tax Rent for the current or ensuing real estate fiscal tax year, as the case may be.

                       (ii) Landlord shall, after the end of each calendar year, furnish to Tenant a statement (which statement shall include a copy of the relevant Real Estate Tax bill or bills) of the actual amount of Tenant's Tax Rent for the preceding calendar year. If the amount paid by Tenant hereunder is less than the actual amount of Tenant's Tax Rent for said calendar year, Tenant shall, within ten (10) days after receipt of Landlord's statement, pay to Landlord the deficiency. If the amount paid by Tenant hereunder exceeds the actual amount of Tenant's Tax Rent for said calendar year, such excess shall be credited against the next monthly installment or installments of Tenant's Tax

Rent due from Tenant to Landlord hereunder, or shall be refunded or credited to Tenant if such excess relates to the calendar year in which the Lease Term expires. Thereafter, the estimated Tax Rent shall be adjusted accordingly.

                (d) Any Real Estate Taxes for a real estate fiscal tax year only a part of which is included within the Lease Term, shall be adjusted between Landlord and Tenant on the basis of a 365 day year as of the Commencement Date or the Expiration Date or sooner termination of the Lease Term, as the case may be, for the purpose of computing Tenant's Tax Rent.

                (e)    (i)    Landlord may elect to contest the amount or
validity of assessed valuation or Real Estate Taxes for any real estate fiscal tax year. Landlord shall pay the cost of appeal and include the cost as part of Common Area Expenses only if the appeal results in a reduction of taxes. If after Tenant shall have made a payment of Tenant's Tax Rent, Landlord shall receive a refund of any portion of the Real Estate Taxes on which such payment shall have been based, then Landlord shall, after deducting all expenses paid by Landlord, if any, incurred in obtaining such refund, apply Tenant's Fraction of such net refund against the next installment or installments of Tenant's Tax Rent to be paid by Tenant, or shall refund such amount to Tenant is such refund related to the calendar year in which the Lease Term expires.

                       (ii) Tenant shall cooperate with Landlord, execute any and all documents required in connection therewith and, if required by Legal Requirements, shall join with Landlord in the prosecution thereof.

                (f) In addition to Tenant's Tax Rent, Tenant shall pay, before delinquent, any and all taxes and assessments levied specifically against Tenant's fixtures, equipment, signs and personal property located or installed in, about or upon the Demised Premises; any rent, income or other payments received by Tenant or anyone claiming by, through or under Tenant; the use or occupancy of the Demised Premises; and this transaction, or any document to which Tenant is a party creating or transferring an interest or estate in the Demised Premises.

         Section 3.4   Tenant's Common Area Payment.
         -----------   ----------------------------

                (a) Commencing on the Commencement Date, Tenant shall pay to Landlord, as Additional Rent, "Tenant's Common Area Payment". "Tenant's Common Area payment" shall be equal to the product of (x) "Common Area Expenses", and
(y) Tenant's Fraction.

                (b)    (i)    Tenant's Common Area Payment shall be paid to
Landlord in equal monthly installments, together with and in the manner prescribed for the payment of Fixed Rent. Prior to delivery of Landlord's first statement of Common Area Expense hereunder, Tenant's Common Area Payment shall be included in the payments set forth in Section 3.5, below.

                       (ii) After the end of each calendar year, Landlord shall furnish to Tenant a statement of "Common Area Expense" for such calendar year. Within fifteen (15) days after receipt of Landlord's statement, Tenant, shall pay to Landlord any deficiency between the amount of Tenant's Common Area Payment as paid during such calendar year and the amount thereof as shown on Landlord's statement. If the amount paid by Tenant hereunder exceeds the actual amount of Tenant's Common Area Payment for said calendar year, such excess shall be credited against the next monthly installment or installments of Tenant's Common Area Payment due from Tenant to Landlord hereunder, or shall be refunded to Tenant if such excess relates to the calendar year in which the Lease Term expires. After receipt of Landlord's statement, Tenant's Common Area Payment shall be paid based on Landlord's estimate of Common Area Expense anticipated during the then current calendar year, and Tenant shall, without demand, pay to

Landlord 1/12th of the amount thereof, in advance, on or before the first day of each calendar month until the next statement of Common Area Expense is received from Landlord.

                (c) The term "Common Area Expense" shall mean all amounts paid or incurred by Landlord to operate, maintain and repair the Common Areas, including, without limitation, cleaning; snow removal and treatment of ice; maintaining, repairing, repaving and restriping the parking area; replanting and replacing landscaping; maintaining, repairing and replacing common utility lines; water and sewerage charges; maintaining, repairing and replacing the roof, gutters and downspouts of the Buildings; maintaining, repairing or replacing the HVAC of the Buildings; electricity charges; premiums for insurance policies Landlord is required to maintain pursuant to Section 11.2; wages, salaries and worker's compensation (including employee benefits and unemployment and social security taxes and insurance) of staff performing services in connection with the Common Areas; management fees for supervision, management and operation of the Project; security services; traffic control; rental or depreciation on equipment used in connection with operation and maintenance of the Common Areas; the cost of compliance with and/or contesting Legal Requirements relating to the Common Areas; license and permit fees; personal property, sales, service and/or use taxes on material, equipment, supplies and services; and other similar direct costs chargeable to the operation and maintenance of the Common Areas. Any and all charges which are paid to Landlord or an affiliate of Landlord shall only be included in the calculation of the Common Area Expense to the extent same are reasonable, customary and are similar to charges incurred by other similarly situated properties in the area. Accordingly, to the extent any fees paid directly to Landlord or Landlord's affiliates exceeds such standards, such excess shall not be included in the calculation of Common Area Expense.

         The term "Common Area Expense" shall also include items which are capital in nature. Provided, however, for purposes of determining the Common Area Expense in any given Lease Year, Landlord shall amortize such capital items over the useful life of same (on a straight line basis in accordance with generally accepted accounting principals, but not more than ten (10) years).

Notwithstanding the above, the following items shall be excluded from Common Area Expense:

         1. Cost of decorating, redecorating, cleaning or other services not provided on a regular basis to the tenants of the Project;

         2. Wages, salaries, fees and fringe benefits paid to administrative or executive personnel or officers or partners of Landlord, unless employed at reasonable rates as independent contractors at the building or Project;

         3. All cost relating to activities for the solicitation, negotiation and execution of leases of space in the Project;

         4. Cost of any repair made by Landlord because of the total or partial destruction of the Building or the condemnation of a portion of the Building;

         5. Any insurance premium for which Landlord is reimbursed by Tenant, pursuant to this Lease, or by any other tenant of the Project;

         6. Depreciation, interest on any mortgage loan or rents paid pursuant to any ground lease or incurred by Landlord;

         7. Any charge to Landlord for income taxes, franchise taxes or similar taxes;

         8.       Collection costs for bad debt expenses not related to Tenant;

         9.       Cost of tenant improvements;

         10. Legal, accounting, bank or other fees incurred in connection with any equity or debt financing or sale of the Building or Project;

         11. Costs of specialized services provided to other tenants but not provided to tenants generally;

         12. Cost to comply with ADA related to the interior of the individual buildings, but not exterior doors or the Project; and

         13. Electric (other than for common areas or that which is billed directly to Tenant).

         Section 3.5   Initial Year Tax Rent and Common Area Payment.
The parties acknowledge that it is very difficult to estimate the initial year's Real Estate Taxes and Common Area Expenses. Therefore, the parties are unable to estimate the Tenant's Tax Rent and Tenant's Common Area Payment for the initial lease year. Accordingly, the parties have agreed that the Tenant shall pay Landlord the estimated amount of Four and 00/100 ($4.00) Dollars per square foot as a combined estimated payment for the Tenant's Tax Rent and Tenant's Common Area Payment for the first lease year. After the first Lease Year, the Tax Rent and Common Area Payment shall be reconciled and going forward Tenant shall pay to Landlord Tenant's Tax Rent and Tenant's Common Area Payment in accordance with the provisions of Section 3.3 and Section 3.4, above, respectively. Landlord agrees that increases over the combined estimated payment for the Tenant's Tax Rent and Tenant's Common Area Payment shall be capped at 10% per annum over the prior year's estimated payments during the initial lease term as well as any renewals or expansions.

         Section 3.6   Net Lease.
         -----------   ---------

                (a) The Fixed Rent and Additional Rent shall be absolutely net to Landlord without any abatement, deduction, counterclaim, setoff or offset whatsoever and Landlord shall not be required to provide any services or do any act in connection with the Demised Premises, except as specifically provided in this Lease. Tenant's obligation to pay Additional Rent shall survive the Expiration Date.

                (b) Except as expressly and specifically provided to the contrary elsewhere in this Lease, no abatement, diminution or reduction of Rent shall be claimed by or allowed to Tenant, or any persons claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements or repairs to the Demised Premises, the Buildings or the Common Areas; by virtue or because of any present or future Legal Requirements; by virtue or arising from, and during, the restoration of the Demised Premises, the Buildings or the Common Areas after the destruction or damage thereof by fire or other casualty or the taking or condemnation of a portion thereof; or arising from any other cause or reason.

                (c) It is expressly understood and agreed by and between the parties that this Lease is a triple net lease and, except as specifically provided herein, Landlord is not obligated to expend any funds in connection with the Demised Premises.

                (d) This Lease shall not be affected by any laws, ordinances or regulations, whether federal, state, county, city, municipal or otherwise, which may be enacted or become effective from and after the date of this Lease affecting or regulating or attempting to affect or regulate the Rent herein reserved.

         Section 3.7 Late Charge/Default Rate of Interest. In the event any installment of Fixed Rent is not paid to Landlord within ten (10) days after its due date or, in the case of any payment of Additional Rent, within ten (10) days after written notice thereof from Landlord to Tenant that said Additional Rent has not been received by Landlord when due, a late charge equal to five (5%) percent of the then late payment ("Late Charge") shall be automatically due from Tenant to Landlord. Any payment which is not made within thirty (30) days of its due date shall accrue interest at the Interest Rate, which term is defined below.

         Section 3.8 Security. Tenant has, simultaneously with the execution hereof, deposited with Landlord the sum of $3,624.00 as security for the faithful performance and observance by Tenant of the terms, covenants, conditions and provisions of this Lease on Tenant's part to be performed. In the event of an "Event of Default" hereunder, Landlord may draw up to the full amount of said deposit, in one or multiple draws, to the extent required for the payment of any Rent or any other sum as to which Tenant is in default or for any other sum which Landlord may expend or may be required to expend by reason of Tenant's default. In the event Landlord applies or retains any portion or all of the security deposit delivered hereunder, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be not less than the security deposit required pursuant to the first sentence of this Section 3.8. In the event Tenant shall fully and faithfully comply with all of the terms, covenants, conditions and provisions of this Lease on Tenant's part to be performed, Landlord shall, within thirty (30) days after the later of the date of expiration of the Lease Term or the date of surrender of possession of the Demised Premises to Landlord in accordance with this Lease, return said security deposit, or such portion thereof as shall then remain, to Tenant.

                         ARTICLE 4 INITIAL CONSTRUCTION
                         ------------------------------

         Section 4.1 Landlord's Work. The Landlord shall, at its own cost and expense, provide all necessary labor and materials and perform all the work required for construction of the Demised Premises ("Tenant Improvements"). The Landlord shall supervise and direct the work on the Tenant Improvements using Landlord's best skill and attention, and Landlord shall be solely responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the work on the Tenant Improvements. Landlord warrants to the Tenant that all materials and equipment incorporated in the Tenant Improvements will be new unless otherwise specified, and that all work on the Tenant Improvements will be of good quality, free from known faults and defects, and in substantial conformity with the Plans.

         Section 4.2   (a)    Landlord shall complete the construction of the
Leased Premises in a good and workmanlike manner and in substantial accordance with plans and specifications ("Plans") to be prepared by Landlord and approved by Tenant. A complete set of the agreed upon Plans shall be initialed by and distributed to Landlord and Tenant.

                       (b) The Plans shall not be changed or altered in any way except by change order approved in writing by Landlord and Tenant ("Change Order"). All Change Orders shall be valid and binding upon Landlord and Tenant only if authorized by written Change Order signed prior to commencement of the work on the Tenant Improvements reflected thereby. The Landlord shall have the right to substitute for the materials and equipment required by the Plans, materials and equipment of equal quality and standard, provided said substitutions conform with applicable building codes and are the subject of a Change Order. Each and every Change Order shall state whether the change will entail a delay in the date of Substantial Completion.

         Section 4.3 The Landlord shall obtain and pay for the construction permits and for all other permits and governmental fees, licenses and inspections necessary for the proper execution and completion of the Tenant Improvements. Landlord shall not, however, be responsible for securing any environmental or operating permits or certifications which are required in order for Tenant to actually conduct its business.

         Section 4.4 The Tenant Improvements shall be commenced upon approval by governmental entities having jurisdiction therefor and, subject to authorized adjustments, Substantial Completion shall be achieved on or about the date set forth in Section 2.1 for the anticipated Commencement Date, notwithstanding that minor details, adjustments or punch list items which shall not materially impair Tenant's use and enjoyment of the Leased Premises may not have been finally completed. Landlord shall notify Tenant approximately five (5) days prior to the date Landlord expects Substantial Completion to occur. Prior to the date on which Landlord expects to achieve Substantial Completion, Landlord and Tenant shall jointly inspect the construction and jointly develop a mutually agreeable list of those items which are not, as of the date of the joint inspection, completed and which may be completed either prior to, or immediately subsequent to, the date of Substantial Completion ("Punch List Work"). Tenant shall have until the 30th business day after Substantial Completion to amend the list of work comprising the Punch List Work. Tenant shall allow Landlord and its contractors to enter the Leased Premises at agreed upon times, during normal working hours to complete the Punch List Work. Landlord shall diligently pursue and complete the Punch List Work, including amendments thereto, within thirty
(30) days of delivery by Tenant (subject to delays for availability of materials and weather permitting).

         Section 4.5 In the event Landlord obtains a temporary CO it shall promptly take all necessary steps to comply with the conditions thereof, weather and availability of materials permitting, so as to obtain a permanent CO within 120 days.

         Section 4.6 Tenant shall be permitted access to the Demised Premises prior to Substantial Completion for the purpose of installing its telephones and office furnishings. Tenant shall coordinate the installation with Landlord, and shall undertake reasonable business efforts to assure that the telephones and office furnishings are installed in a manner which does not unreasonably interfere with Landlord's construction efforts and does not cause any damage to any of the existing built out spaces, which damage Tenant shall be obligated to repair if it occurs. Such work shall be covered by the indemnification provisions hereof. Before commencing such work Tenant shall provide Landlord with certificates of insurance satisfactory to Landlord.

                                  ARTICLE 5 USE
                                  -------------

         Section 5.1 Permitted Use. The Demised Premises shall, at all times during the Lease Term (except during Temporary Closings) may only be used for general offices and for no other use or purpose.

         Section 5.2 Prohibited Uses .With regard to the Permitted Use, Tenant acknowledges that the Fixed Rent specifically takes into account the intended use of the Premises. Therefore, Tenant may not use any area for any purpose other than the Permitted Use identified herein.

         Section 5.3   [Reserved]
         -----------   ----------

         Section 5.4 Rules and Regulations . In its use of the Demised Premises and Common Areas, Tenant shall comply with, and cause its employees, contractors, subtenants, licensees and business invitees to comply with, the rules and regulations annexed hereto as Exhibit D.

                         ARTICLE 6 ASSIGNMENT/SUBLETTING
                         -------------------------------

         Section 6.1 Consent Required. Tenant shall not, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, assign its rights or delegate its duties under this Lease (whether by operation of law, transfers of interests in Tenant or otherwise), mortgage or encumber its interest in this Lease, in whole or in part; sublet, or permit the subletting of the Demised Premises or any part thereof; or permit the Demised Premises or any part thereof to be occupied or used by any person other than Tenant, except in the case of a "Permitted Sublease" or "Permitted Assignment". For purposes of this Lease, the following shall be considered a Permitted Sublease and/or Permitted Assignment, as the case may be, shall be a sublease or assignment to any controlling entity of Tenant, including through merger, consolidation or the sale of all of the assets and stock. In the case of a Permitted Sublease or Permitted Assignment, Tenant shall not be required to obtain Landlord's consent but shall only be required to provide written notice of the same at least twenty (20) business days prior to such occurrence, provided Tenant provides proof to Landlord that the permitted sublessee or permitted assignee shall have a net worth equal to or greater than that of Tenant and a financial strength equal to or better than Tenant at the time of such assignment or sublet. Further, Landlord agrees it shall not unreasonably withhold its delay or consent to Tenant's request to sublet the Demised Premises to a third party of equal or greater financial creditworthiness, provided the proposed use of the subtenant is a Permitted Use and that such proposed subtenant's occupancy is in keeping with the character of the office/industrial park in which the Project is located. Any sublet or assignment to third parties shall be specifically governed in accordance with the remainder of this Article 6.

         Section 6.2 Continuation of Liability. If this Lease shall be assigned or transferred in any manner whatsoever, such assignment or transfer shall be upon and subject to all of the terms, covenants, provisions and conditions contained in this Lease and, notwithstanding any consent by Landlord to any such assignment or transfer or any subletting by Tenant, Tenant shall continue to be and remain liable hereunder.

         Section 6.3   [Reserved]
         -----------   ----------

         Section 6.4 Default after Transfer. If this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed an acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of the terms, covenants and conditions of this Lease on the part of Tenant to be performed. Any violation of any provision of this Lease, whether by act or omission, by any assignee, subtenant or similar occupant, shall be deemed a violation of such provision by Tenant, it being the intention and meaning of the parties hereto that Tenant shall assume and be liable to the Landlord for any and all acts and omissions of any and all assignees, subtenants and similar occupants.

         Section 6.5 Recapture. If Tenant shall desire to assign this Lease, or to sublet the whole or more than fifty (50%) percent of the Demised Premises, except in the case of a Permitted Sublease and/or Permitted Assignment, Tenant shall submit to Landlord a written request ("Tenant's Request") for Landlord's consent to such assignment or subletting. Tenant's Request shall include the name and address of the proposed assignee or subtenant, the proposed use of the Demised Premises, any other documentation reasonably required by Landlord. Landlord shall then have the right, within fifteen (15) days after Landlord's receipt of Tenant's Request, to (x) consent to the proposed assignment or subletting, (y) reasonably deny its consent to the proposed assignment or subletting, or (z) terminate this Lease by giving Tenant notice of Landlord's election hereunder ("Recapture Notice"). In the event Landlord fails to respond to Tenant's Request, within fifteen (15) days after Landlord's receipt of same, Tenant may send a second notice ("Second Notice") which provides that in the event Landlord does not timely respond within five (5) additional days from the Second Notice, the original Tenant's Request shall be considered approved. If Landlord gives a Recapture Notice, this Lease shall terminate (in whole if Tenant's Request is for an assignment of this Lease or subleasing of all or substantially all of the Demised Premises, or with respect to that part of the Demised Premises which is the subject of a subletting if Tenant's Request is for a subletting of less than substantially all of the Demised Premises) (that portion, whether the whole or a part, of the Demised Premises which is the subject of Tenant's Request is hereinafter referred to as the "Subject Portion") on the date which is thirty (30) days after the date of Landlord's Recapture Notice (the "Surrender Date"). Tenant shall vacate the Subject Portion on or before the Surrender Date in the condition required by this Lease. Effective as of the Surrender Date, neither Landlord nor Tenant shall have any further obligations under this Lease with respect to the Subject Portion, except for those accruing prior to the Surrender Date. Effective as of the Surrender Date, Fixed Rent shall be reduced to and be equal to the product of (x) Fixed Rent which would have been payable otherwise under this Lease, and (y) a fraction, the numerator of which shall be the number of square feet of floor area of the Demised Premises less the Subject Portion, and the denominator of which shall be the number of square feet of floor area of the Demised Premises prior to the Surrender Date. If the Subject Portion is less than all or substantially all of the Premises, Landlord and Tenant shall execute, acknowledge and exchange joint easements necessary for the continued operation of the Demised Premises as independent store premises.

         Section 6.6 Excess Consideration. If Tenant subleases all or a part of the Demised Premises at a rental per square foot in excess of the Fixed Rent hereunder calculated on a per square foot basis, or if Tenant assigns this Lease and receives consideration therefor (herein called "Rent Bonus"), then Tenant shall pay to Landlord a sum (herein called "Landlord's Share") equal to fifty (50%) of the "Profit" (hereinafter defined), if any, received by Tenant on account of such assignment or subletting. The term "Profit" with respect to an assignment shall mean the Rent Bonus, less any alteration to the Premises made by Tenant in contemplation of such assignment (and not reimbursed to Tenant in addition to the Rent Bonus), brokerage commissions, costs of removing fixtures and equipment and legal expenses. The term "Profit" with respect to a subletting shall mean the difference between (x) minimum rent (howsoever designated) received from the subtenant under the sublease (omitting any amount allocable to the payment of real estate taxes, insurance premiums, common area charges and similar items of additional rent payable as additional rent under this Lease but included in minimum rent under the sublease), and (y) Fixed Rent payable under this Lease multiplied by a fraction, the numerator of which shall be the number of square feet of floor area within the Subject Portion, and the denominator of which shall be the number of square feet of floor area within the Demised Premises.

                        ARTICLE 7 REPAIRS AND MAINTENANCE
                        ---------------------------------

         Section 7.1   Tenant's Obligations.
         -----------   --------------------

                (a) Except as provided in Section 7.2 below, throughout the Lease Term, Tenant shall, at Tenant's sole cost and expense, keep and maintain in good order and condition, and make all repairs to the Demised Premises, as and when needed to preserve them in good working order and condition.

                (b) Tenant shall keep the sidewalk adjoining the Demised Premises free from snow, ice, rubbish, dirt, garbage and other refuse. The parties hereto acknowledge that it is Landlord's primary responsibility to keep the sidewalk area adjoining the Demised Premises free from snow, ice, rubbish, dirt, garbage and other refuse. However, notwithstanding same, Tenant shall use reasonable efforts to take intermediate actions to remove same when Landlord is not present.

                (c) Tenant shall be responsible for its own janitorial maintenance and refuse removal to an area designated by Landlord.

         Section 7.2   Landlord's Obligations.
         -----------   ----------------------

                (a) Landlord agrees to make all repairs and replacements to the structural portions of the Project, consisting of structural portions of the exterior walls and roof and the floor slab of the Building, unless the same shall be required as a result of Tenant's misuse or neglect.

                (b) Landlord shall perform all necessary maintenance, repairs and replacement to the roof surface, membrane, gutters and downspouts; and maintain the exterior surface of the buildings (including exterior painting, water treatment and removal of graffiti).

                (c) Landlord shall operate, maintain, repair and replace the Common Areas to substantially the standards of similar projects in Monmouth County, New Jersey, including, without limitation, cleaning and sweeping the Common Areas; removal of snow from the parking areas and treatment of ice thereon; maintenance of common utility systems (including electricity and lighting) serving the Common Areas and lighting of the Common Area on days and hours that the Project is open for business;

                (d) the cost of the foregoing items shall be included in Common Area Expenses.

                          ARTICLE 8 COMPLIANCE WITH LAW
                          -----------------------------

         Section 8.1 Legal Requirements. Tenant shall, throughout the Lease Term, promptly comply, or cause compliance, with all laws and ordinances and the orders, rules, regulations and requirements (individually and collectively, the

"Legal Requirements") of all federal, state, county and municipal governments and appropriate departments, commissions, boards and officers thereof (individually and collectively, the "Governmental Authorities"), and with all of the requirements of the Board of Fire Underwriters or similar body having jurisdiction, foreseen or unforeseen, ordinary as well as extraordinary, and whether or not the same shall presently be within the contemplation of the parties hereto or shall involve any change of governmental policy, which may be applicable to the Demised Premises or the use or manner of use thereof.

         Section 8.2   Hazardous Materials.
         -----------   -------------------

                (a) Tenant agrees to refrain, and to prevent its employees, invitees, agents, contractors and subtenants, from bringing any Hazardous Materials onto the Demised Premises, except for substances used in connection with Tenant's business operations which shall be stored in proper containers and in compliance with Legal Requirements. Tenant hereby covenants and agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, actions, administrative proceedings, judgments, damages, penalties, costs, expenses, losses and liabilities of any kind or nature that arise (indirectly or directly) from or in connection with the presence (or suspected presence), release (or suspected release), spill (or suspected spill) or discharge (or suspected discharge) of any Hazardous Materials in, on or about the Demised Premises at any time after possession thereof by Tenant, or resulting from the acts or omissions of Tenant, its subtenants or their respective employees, agents or contractors. Without limiting the generality of the foregoing, the indemnity set forth above shall specifically cover any investigation, monitoring and remediation costs.

                (b) The term "Hazardous Materials" shall mean in any hazardous or toxic substances, materials, wastes, pollutants and the like which are defined as such in, and/or regulated by (or become defined in and/or regulated by), any Legal Requirements including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et seq.), the Clean Water Act (33 U.S.C. ss. 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. ss. 136 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), ISRA (and its predecessor statutes), the Spill Compensation and Control Act (N.J.S.A. 58:10-23.11, et seq.), the Air Pollution Control Act (N.J.S.A. 26:2C-2, et seq.), the New Jersey Water Pollution Control Act (N.J.S.A. 58:10A-1, et seq.), the Underground Storage Tank Act (N.J.S.A. 58:10A-21, et seq.), the Solid Waste Management Act (N.J.S.A. 13:1E-1, et seq., any other Legal Requirement which is presently in effect or hereafter enacted relating to environmental matters, any rules and regulations promulgated under any of the foregoing, and any and all amendments to the foregoing. The provisions of this
Article 8 shall survive the expiration or sooner termination of this Lease.

                (c) Landlord expressly covenants and agrees to indemnify, defend and save the Tenant harmless against any claim, damages, liability, cost, penalties, or fines which the Tenant may suffer as a result of air, ground or water pollution caused by the Landlord in connection with the Demised Premises or existing on the Demised Premises prior to the execution of this Lease. The Landlord covenants and agrees to notify the Tenant immediately of any claim or notice served upon it with respect to any claim that the Landlord is causing air, ground or water pollution; and the Landlord shall take immediate steps to halt, remedy or cure any such pollution which affects the Demised Premises. Landlord shall be responsible for that portion of the costs of compliance with Environmental Laws, including ISRA, which are attributable to the presence of any Hazardous Substances at the Demised Premised unless Tenant's Release of

Hazardous Substances caused them. Landlord represents and warrants to Tenant that to the best of its knowledge, as of the Commencement Date of the Lease, the Demised Premises will be in compliance with Environmental Laws and that no Hazardous Substances are currently present on, in, under or emanating from the Demised Premises or will be, in the future, as a result of Landlord's actions or failure to act.

                (d) The parties agree that any remediation required to be conducted at the Demised Premises shall be no more stringent than necessary to meet Legal Requirements, including, without limitation, the non-residential cleanup standards of the NJDEP.

         Section 8.3 ISRA. Tenant further covenants and agrees that (x) its operation at the Demised Premises shall not involve Hazardous Materials, and (y) Tenant's Standard Industrial Classification number as designated in the Standard Industrial Classification manual prepared by the Office of Management and Budget in the Executive Office of the President of the United States is and shall be during the term of the Lease ________. Tenant shall comply with the Industrial Site Recovery Act, N.J.S.A. 13:1k-6 et seq., and the rules and regulations promulgated thereunder, as same may be amended from time to time ("ISRA") throughout the Lease Term. If Tenant's operations on the Demised Premises now or hereafter constitute an Industrial Establishment subject to the requirements of ISRA, then prior to the expiration or sooner termination of this Lease, Tenant shall comply with all requirements of ISRA pertaining to an Industrial Establishment closing or transferring operations, at its sole cost and expense, to the satisfaction of the New Jersey Department of Environmental Protection ("DEP") and Landlord. If Tenant has not fully complied with ISRA prior to the expiration or sooner termination of the Lease, then Tenant, at Landlord's option and in addition to all other rights and remedies of Landlord under this Lease, at law, in equity or otherwise, shall be deemed to be a holdover tenant and the provisions of Section 22.1 shall be applicable. In addition to the foregoing, Tenant shall obtain and deliver to Landlord, at Tenant's sole cost and expense, at least thirty (30) days prior to the expiration of the term of the Lease, a letter from the DEP stating that termination of Tenant's operations at the Demised Premises is in compliance with ISRA (e.g, Letter of No Further Action or Letter of Non-Applicability, as applicable), together with true copies of any affidavits or submissions upon which confirmation is based.

                               ARTICLE 9 UTILITIES
                               -------------------

         Section 9.1 Tenant agrees to pay or cause to be paid all charges for gas, water, sewer, electricity, light, heat, power, telephone or other communication service or other utility or kind of service used, rendered or supplied to, upon or in connection with the Demised Premises throughout the Lease Term, and Tenant agrees to defend and indemnify Landlord and save it harmless against any liability or damages on such account. Tenant expressly agrees that Landlord is not, nor shall it be, under this Lease required to furnish to Tenant or any other occupant of the Demised Premises, during the Lease Term, any water, sewer, gas, heat, electricity, light, power or any other facilities, equipment, labor, materials or services of any kind whatsoever. If a separate meter shall be required to be installed for electric or gas services, the same shall be installed by Landlord. The parties acknowledge that the Fixed Rent set forth in this Lease initially includes a payment of $1.50 per square foot per annum for the cost of Tenant's anticipated gas and electric charges. In the event Landlord elects to submeter the Demised Premises as permitted herein, Tenant shall pay for gas and/or electric service directly to the applicable utility provider and the Fixed Rent will be adjusted accordingly.

         Section 9.2 Tenant covenants and agrees that its use of utility services (including, without limitation, electric, gas, water and sewer) will not exceed either the capacity or maximum load of the utility lines serving the Demised Premises or which may from time to time be prescribed by applicable Governmental Authorities.

         Section 9.3 Landlord shall in no event be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if either the quantity or character of utility services is changed or is no longer available or suitable for Tenant's purposes.

                             ARTICLE 10 ALTERATIONS
                             ----------------------

         Section 10.1 Tenant shall not make any structural Alterations to the Demised Premises without the prior consent of Landlord.

         Section 10.02. Any Alterations that Tenant has a right to make, and any Alterations that Landlord has approved, shall be made at Tenant's sole cost and expense, and in making any such Alterations Tenant shall comply with the following conditions:

(i) Tenant shall submit to Landlord a copy of any plans and specifications prepared in connection with any proposed Alteration (including layout, architectural, mechanical and structural drawings) and, if such Alteration shall require Landlord's consent hereunder, Tenant shall not commence any such Alteration without first obtaining Landlord's approval of such plans and specifications;

(ii) no Alterations shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required, all necessary permits and authorizations of all municipal departments and governmental subdivisions having jurisdiction. Landlord shall join in the application for such permits or authorizations upon request of Tenant if necessary provided Landlord is promptly reimbursed for any filing or other costs, fees or expenses incurred;

(iii) before commencing any Alterations, Tenant shall provide any necessary and appropriate riders for fire and extended coverage, and comprehensive general public liability and property damage insurance, covering the risks during the course of such Alteration;

(iv) any Alterations shall be made with reasonable diligence (Unavoidable Delays excepted), in a good and workmanlike manner and in compliance with all applicable permits, authorizations, building codes, zoning laws, and all other laws, ordinances, orders, rules, regulations and requirements of all governmental departments having jurisdiction, and upon completion Tenant shall obtain and deliver to Landlord any necessary amendment to the certificate of occupancy; and

(v) the cost of any Alterations shall be promptly paid so that the fee estate and leasehold estates in the Project at all times shall be free of liens for labor and materials supplied or claimed to have been supplied to Tenant or the Demised Premises. If any lien shall be filed with respect to the Demised Premises or Project as a result of work performed by or on behalf of Tenant, Tenant shall cause such lien to be removed or bonded within twenty (20) days of notice by Landlord.

         Section 10.03. All such Alterations made by Tenant, except any trade fixtures or personal property of Tenant, shall immediately be and become part of the realty and the sole and absolute property of Landlord and at the time Landlord consents to the Alteration it shall advise the Tenant whether said Alteration shall remain upon and be surrendered with the Demised Premises at the expiration or other termination of this Lease.

                              ARTICLE 11 INSURANCE
                              --------------------

         Section 11.1 Tenant's Coverages. Commencing with the date of delivery of possession of the Demised Premises to Tenant and throughout the Lease Term, Tenant shall, at Tenant's cost and expense, provide and cause to be maintained:

                (a) comprehensive general public liability insurance (including contractual liability coverage) insuring against claims for bodily injury, death or property damage that may arise from or be occasioned by (x) the condition, use or occupancy of the Demised Premises, the sidewalks adjacent thereto, and the loading docks and other appurtenances, or (y) any act, omission or negligence of Tenant, its subtenants, or their respective contractors, licensees, agents, servants, employees, invitees or visitors; such insurance to afford minimum protection of not less than $5,000,000 in respect of bodily injury or death to any one person, and of not less than $5,000,000 in respect of any one accident, and of not less than $500,000 for property damage. The liability insurance requirements hereunder may be reviewed by Landlord every three (3) years for the purpose of increasing (in consultation with their respective insurance advisors) the minimum limits of such insurance from time to time to limits which shall be reasonable and customary for similar facilities of like size and operation in accordance with generally accepted insurance industry standards;

                (b) "All-risk" insurance (including coverages against loss or damage by fire, lightning, windstorm, hail, explosion, vandalism and malicious mischief, riot and civil commotion, smoke and all other perils now or hereafter included in extended coverage endorsements) covering Tenant's merchandise, inventory, trade fixtures, furnishings, equipment, leasehold improvements (other than the original leasehold improvements completed by Landlord prior to the Commencement Date) and all other items of personal property of Tenant located on, in or about the Demised Premises, in an amount equal to one-hundred percent (100%) of the actual replacement cost thereof (with provisions for a deductible as shall be reasonable in comparison with similar properties);

                (c) rent insurance, for the benefit of Landlord, in an amount equal to all Rent payable for a period of twelve (12) months commencing on the date of loss;

                (d) if at any time a steam boiler or similar equipment is located in, on or about the Demised Premises, a policy insuring against loss or damage due to explosion, rupture or other failure of any boiler, pipes, turbines, engines or other similar types of equipment; and

                (e) during performance of any Alteration, Tenant shall maintain Worker's Compensation, public liability and builder's risk form of casualty insurance in amounts appropriate to the status of the construction being performed by Tenant.

         Section 11.2 Failure to Maintain. If Tenant fails to maintain the insurance to be maintained by Tenant hereunder, the same may be purchased by Landlord at the expense of Tenant, and the expense therefor incurred by Landlord, with interest thereon at the Interest Rate, shall be forthwith paid to Landlord as Additional Rent after rendition of a bill or statement therefor.

         Section 11.3 Landlord's Coverages. Commencing with the Commencement Date and throughout the Lease Term, Landlord shall maintain, or cause to be maintained:

                (a) "All-risk" insurance covering the Buildings, in an amount equal to one-hundred percent (100%) of the actual replacement cost thereof, (exclusive of the cost of excavations, foundations and footings) with or without provisions for a deductible as shall be reasonable in comparison with similar properties;

                (b) "All-risk" insurance covering the Common Area improvements, in an amount equal to one-hundred percent (100%) of the actual replacement cost thereof, (exclusive of the cost of excavations, foundations and footings) with or without provisions for a deductible as shall be reasonable in comparison with similar properties;

                (c) comprehensive general public liability insurance (including contractual liability) covering the Common Areas, in an amount not less than $5,000,000 for personal and bodily injury to all persons in any one occurrence and for property damage.

         Section 11.4 Tenant's Premium Payment. Commencing on the Commencement Date and throughout the Lease Term, Tenant shall pay to Landlord, as Additional Rent, a portion of the premiums for the insurance coverages Landlord is required to maintain pursuant to Section 11.3(i) above which premiums shall be at competitive rates ("Tenant's Premium Payment"), which portion shall be equal to the product of (x) said premiums, and (y) a fraction, the numerator of which shall be the number of square feet of Floor Area within the Demised Premises, and the denominator of which shall be the number of square feet of Floor Area within all Buildings covered under the policy of insurance maintained by Landlord pursuant to Section 11.3(i) above. Premiums for the insurance coverages Landlord is required to maintain pursuant to Section 11.3, above, may be included in Common Area Expenses, at Landlord's discretion.

         Section 11.5    Policies Generally.
         ------------    ------------------

                (a) All insurance policies required to maintain pursuant to this Article 11 shall be effected under policies issued by insurers which are permitted to do business in the State of New Jersey and rated "A/VIII" by A.M. Best Company, or any successor thereto. Landlord and Tenant shall provide to the other, and to any Fee Mortgagee, certificates of the policies required to be maintained pursuant. Each such policy shall contain a provision that no act or omission of the insured shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and an agreement by the insurer that such policy shall not be modified or canceled without at least '10 days' prior notice to Landlord and to any Fee Mortgagee.

                (b) All policies of insurance provided for under this Article shall name the insuring party as the insured, and the other party as an additional insured, and any Fee Mortgagee pursuant to a standard first mortgagee clause, subject in all respects to the terms of this Lease.

                (c) Any insurance provided for in this Article 11 may be effected by a blanket policy or policies of insurance, provided that the amount of the total insurance available shall be at least the protection equivalent to separate policies in the amounts herein required, and provided further that in other respects, any such policy or policies shall comply with the provisions of this Article 11. An increased coverage or "umbrella policy" may be provided and utilized to increase the coverage provided by individual or blanket policies in lower amounts, and the aggregate liabilities provided by all such policies shall be satisfactory provided they otherwise comply with the provisions of this
Article 11.

                (d) Each policy carried by either party shall be written as a primary policy not contributing with, and not in excess of, coverage carried by the other.

         Section 11.6 Waiver of Subrogation. Every insurance policy carried by either party shall include provisions denying to the insurer subrogation rights against the other party and any Fee Mortgagee to the extent such rights have been waived by the insured prior to the occurrence of damage or loss. Each party hereby waives any rights of recovery against the other party for any direct damage or consequential loss covered by said policies against which such party is protected by insurance or (by the inclusion of deductible provisions therein or otherwise) has elected to be selfinsured, to the extent of the proceeds paid under such policies and the amount of any such selfinsurance, whether or not such damage or loss shall have been caused by any acts or omissions of the other party.

                        ARTICLE 12 DAMAGE AND DESTRUCTION
                        ---------------------------------

         Section 12.1 Notice. If the Demised Premises, or any portion thereof, shall be damaged by fire or other casualty, Tenant shall immediately give notice thereof to Landlord.

         Section 12.2 Termination. (a) In the event the Demised Premises shall be damaged or destroyed, in whole or in part, (i) in excess of 33 1/3% of the replacement cost thereof, exclusive of the cost of footings and foundations, by fire or other casualty; or (ii) by fire or other casualty against which Landlord is not required to insure by the terms of this Lease; or (iii) during the last two (2) years of the Lease Term, then Landlord shall have the right to terminate this Lease by giving notice of such election to the Tenant within forty (40) days after such damage or destruction shall have occurred. If such notice shall be given, this Lease shall terminate as of the last day of the calendar month immediately following the month in which such notice shall have been given. In the event of such termination, Landlord shall not be required to restore or rebuild the damaged or destroyed Demised Premises, or any portion thereof, and all insurance proceeds payable on account of such damage or destruction to the Building may be retained by Landlord (excluding, however, insurance proceeds payable on account of insurance policies held by Tenant for damage or destruction to Tenant's merchandise, inventory, trade fixtures, furnishings, equipment, leasehold improvements paid for by Tenant, which shall be retained by the Tenant.)

                (b) In the event the Demised Premises shall be damaged or destroyed, in whole or in substantial part (i.e. thirty (30%) percent or more of the floor area), during the last two (2) years of the Lease Term, then either party shall have the right to terminate this Lease by giving notice of such election to the other party within forty (40) days after such damage or destruction shall have occurred. If such notice shall be given, this Lease shall terminate as of the last day of the calendar month immediately following the month in which such notice shall have been given. In the event of such termination, neither party shall be required to repair, restore, redecorate and refixture the Demised Premises in a manner and to at least a condition equal to that existing immediately prior to such damage or destruction.

         Section 12.3    Restoration by Landlord.
         ------------    -----------------------

                (a) In the event the whole or any part of the Demised Premises shall, during the Lease Term, be damaged or destroyed by fire or other casualty, and this Lease is not terminated pursuant to the terms of Section 12.2 hereof, Landlord shall, to the extent of insurance proceeds received by Landlord as a result of such damage or destruction, repair, restore and/or rebuild the Demised Premises or damaged portions thereof, substantially to the condition and character existing as of the date on which the possession of the Demised Premises was delivered to Tenant within one hundred fifty (150) days of the date which Landlord makes a determination as to rebuild the Demised Premises. In the event the repairs are not completed within such one hundred fifty (150) days, Tenant shall have the right to terminate by serving a thirty (30) day written notice upon Landlord of its intentions. However, Landlord shall have the right, within such thirty (30) day period, to deliver the repaired Demised Premises to Tenant, in which case, Tenant's notice of termination shall be null, void and the Lease shall continue in full force and effect. If Landlord does not complete such repairs within such thirty (30) day period, this Lease shall be null, void and of no further force and effect, except to the extent of items which are to survive lease termination.

                (b) In the event the whole of, or any portion of, the Common Areas shall, during the Lease Term, be damaged or destroyed by fire or other casualty, and this Lease is not terminated pursuant to the provisions of Section
12.2 hereof, Landlord shall, to the extent of insurance proceeds received by Landlord as a result of such damage or destruction, repair, restore and/or rebuild the Common Areas to substantially their condition and character immediately prior to such damage.

                (c) In no event shall Landlord be required to repair or replace Tenant's merchandise, inventory, trade fixtures, furnishings, equipment, leasehold improvements (unless installed by Landlord as part of the Tenant Improvements) or other items of personal property of Tenant.

         Section 12.4 Restoration by Tenant. In the event the whole of, or any portion of, the Demised Premises shall, during the Lease Term, be damaged or destroyed by fire or other casualty, and this Lease is not terminated pursuant to the provisions of Section 12.2(a) or 12.2 (b) hereof, Tenant shall, promptly upon substantial completion of the restoration work to be performed by Landlord pursuant to Section 12.3(a) hereof, promptly repair, restore, redecorate and refixture the Demised Premises in a manner and to at least a condition equal to that existing immediately prior to such damage or destruction.

         Section 12.5    Effect on Lease.
         ------------    ---------------

                (a) If the Demised Premises is damaged such that the Tenant's business operations can continue in the undamaged portion, Rent should be abated on a pro rata basis based on the percentage of the Demised Premises affected, until the Landlord has substantially completed its restoration obligation, or, if earlier when Tenant again occupies the Demised Premises. If damage renders the Demised Premises unusable, Rent should be abated completely until the Landlord has substantially completed its restoration obligation, or, if earlier when Tenant again occupies the Demised Premises.

                [(b)   Except to the extent specifically provided in this Lease,
no damage or destruction of the Demised Premises by fire or other casualty, nor the untenantability of the Demised Premises or Common Areas, shall permit Tenant to terminate this Lease or surrender the Demised Premises, nor shall relieve Tenant from its obligation to pay Rent (except to the extent that Rent shall be paid by application of the proceeds of rent insurance actually collected by Landlord under policies maintained by Tenant pursuant to Section 11.1(c) hereof) or perform any of Tenant's other obligations under this Lease.

                (c) Except as provided herein, Tenant hereby expressly waives any rights now or hereafter conferred by any law or statute to terminate this Lease or surrender the Demised Premises, or any portion thereof, or to suspend, diminish, abate or reduce Rent on account of any such damage or destruction.

                (d) Tenant shall not be entitled to and hereby waives any and all claims against Landlord for any compensation or damage for loss of use of the Demised Premises, the Common Areas or any portion thereof, and/or for any inconvenience or annoyance resulting from any damage, destruction, repair or restoration.

                            ARTICLE 13 EMINENT DOMAIN
                            -------------------------

         Section 13.1 Taking. In the event of a taking for any public or quasipublic use by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Landlord and those having the authority to exercise such right (herein called "Taking") of all or substantially all of the Demised Premises, parking, access, loading docks or common areas, then this Lease shall terminate as of the date of vesting of title or transfer of possession, whichever is earlier (the "Vesting Date"). In the event of a Taking of less than substantially all of the Demised Premises, then this Lease shall terminate with respect to the portion so taken on the Vesting Date.

         Section 13.2    Termination.
         ------------    -----------

                (a) In the event of a Taking of less than substantially all of the Demised Premises, Landlord may elect to terminate this Lease if there is any Taking occurring during the last two (2) years of the Lease Term; or in Landlord's reasonable judgment, it shall not be economically feasible to restore and replace the Building(s), the Demised Premises, the Common Areas, or part thereof, to tenantable condition capable of being operated as an office/warehouse Project in an economical manner. In the event Landlord elects to terminate this Lease pursuant to this Subsection (a), Landlord shall, within one hundred twenty (120) days of the Taking, give notice to Tenant, and the Lease Term shall expire and come to an end as of the last day of the calendar month in which such notice is given.

                (b) In the event of a Taking of less than substantially all of the Demised Premises, Tenant may elect to terminate this Lease if, by reason of the Taking (i) more than thirty-three percent (33%) of the Floor Area within the Demised Premises shall be taken; (ii) there is a prohibition of the use of the Demised Premises for office/warehouse purposes; or (iii) there is any Taking of the Demised Premises occurring during the last two (2) years of the Lease Term. In the event Tenant elects to terminate this Lease pursuant to this Subsection (b) hereof, Tenant shall, within one hundred twenty (120) days of the Taking, give notice to Landlord, and the Lease Term shall expire and come to an end as of the last day of the calendar month in which such notice is given.

         Section 13.3    Restoration by Landlord.
         ------------    -----------------------

                (a) If this Lease is not terminated pursuant to Section 13.2 hereof, Landlord shall, to the extent of the award received by Landlord as compensation for a Taking of the Demised Premises, repair, restore and/or rebuild the remaining portions of the Demised Premises to a complete architectural unit substantially to the condition and character existing as of the date on which possession of the Demised Premises was delivered to Tenant.

                (b) If this Lease is not terminated pursuant to Section 13.2 hereof, Landlord shall to the extent of the award received by Landlord as compensation for a Taking of the Common Areas, make all repairs to the Common Areas affected by such Taking to the extent necessary to restore the same to a complete architectural and functional unit (to the extent permitted, however, taking into consideration the amount of land remaining after any such Taking).

         Section 13.4 Restoration by Tenant. In the event of a Taking of a portion of the Demised Premises and this Lease is not terminated pursuant to
Section 13.2 hereof, Tenant shall, promptly upon substantial completion of the restoration work to be performed by Landlord pursuant to Section 13.3(a) above, promptly repair, restore, redecorate and refixture the Demised Premises in a manner and to at least a condition equal to that existing immediately prior to such Taking.

         Section 13.5    Effect on Lease.
         ------------    ---------------

                (a) If there is a Taking, then commencing on the Vesting Date, Fixed Rent shall be the product of (i) Fixed Rent immediately preceding the Taking, and (ii) a fraction, the numerator of which shall be the Floor Area of the Demised Premises remaining after the Taking, and the denominator of which shall be the Floor Area of the Demised Premises immediately preceding the Taking.

If any portion of the parking area is taken then other parking shall be provided by Landlord convenient to the Demised Premises or the Tenant shall have the right to terminate this Lease. Provided, however, that nothing contained in this
Section 13.5(a) shall require to expend monies in excess of the condemnation award.

         Section 13.6 Award. All compensation awarded or paid in respect of a total or partial taking of the Demised Premises, or any part thereof, shall belong to and be the property of Landlord without any participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for moving expenses; any fixtures or equipment owned by Tenant; and the unamortized cost of Tenant's betterments and improvements, provided that no such claim shall
(x) diminish or otherwise adversely affect Landlord's award or the award of any Fee Mortgagee, or (y) include any value for the leasehold estate created hereby or the unexpired term of this Lease.

                         ARTICLE 14 LANDLORD'S COVENANTS
                         -------------------------------

         Section 14.1 Tenant, upon paying the Rent and performing and observing all of Tenant's other obligations under this Lease, shall have and enjoy, during the Lease Term, quiet and undisturbed possession and use of the Demised Premises and all appurtenances thereto, subject to the terms and provisions of this Lease. This covenant shall be construed as running with Landlord's estate as owner of the Demised Premises and is not, nor shall it operate or be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in the Demised Premises and only so long as such interest shall continue, and thereafter this covenant shall be binding only upon such subsequent owners and successors in interest, to the extent of their respective interests, as and when they shall acquire the same, and only so long as they shall retain such interest.

                    ARTICLE 15 DEFAULT; REMEDIES AND DAMAGES
                    ----------------------------------------

         Section 15.1 Event of Default. Each of the following shall be deemed an "Event of Default":

(i) any failure by Tenant to pay Fixed Rent by the date it was payable under this Lease, subject to any specified grace period, or Additional Rent or other sum of money payable under this Lease when due;

(ii) any failure by Tenant to perform any of the other terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after notice of such default shall have been given to Tenant, or if such default is of such nature that it cannot with due diligence be completely remedied with said period of thirty (30) days such larger period of time as may be reasonably necessary to remedy such default provided Tenant shall commence within said period of thirty (30) days and shall thereafter diligently prosecute to completion, all steps necessary to remedy such default, but in no event more than ninety (90) days after notice of such default shall have been given to Tenant;

(iii)    Tenant shall abandon or vacate the Demised Premises;

(iv) any interest of Tenant hereunder shall pass to another without Landlord's consent, except in the case of a Permitted Sublease or a Permitted Assignment;

(v) if proceedings in bankruptcy shall be instituted by or against Tenant, or if Tenant shall file, or any creditor or other person shall file, any petition in bankruptcy under any law, rule or regulation of the United States of America or of any State, or if a receiver of the business or assets of Tenant shall be appointed, or if a general assignment is made by Tenant for the benefit of creditors, or any sheriff, marshall, constable or other duly constituted public official takes possession of the Demised Premises, or any part thereof, by authority of any attachment or execution proceedings, and offers same for sale publicly, and, with respect to any of the foregoing actions which shall be involuntary on Tenant's part, such action is not vacated or withdrawn within thirty (30) days thereafter;

(vi)     an Event of Default provided for under any other section of this Lease.

         Section 15.2    Remedies.
         ------------    --------

                (a) If an Event of Default shall occur, Landlord shall, in addition to any other right or remedy available at law, in equity or otherwise, have the right:

(i) to bring suit for the collection of the Fixed Rent, Additional Rent and/or other amounts for which Tenant may be in default, or for the performance of any other covenant or agreement devolving upon Tenant, all without entering into possession or terminating this Lease;

(ii) terminate this Lease, and after this Lease is terminated, Landlord, its agents or representatives, may re-enter the Demised Premises by summary proceedings, force or otherwise, and dispossess Tenant and any other occupants thereof, remove their effects not previously removed by them and hold the Premises free of this Lease; or

(iii) without terminating this Lease, re-enter the Demised Premises by summary proceedings and dispossess Tenant and any other occupants thereof, remove their effects not previously removed by them and hold the Premises free of this Lease.

         No such reentry or taking possession of the Demised Premises by Landlord shall be construed as election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless such termination be decreed by a court of competent jurisdiction.

                (b) After such a dispossession or removal, (x) Fixed Rent and Additional Rent shall be paid up to the date thereof, (y) Landlord may relet the Premises or any part or parts thereof either in the name of Landlord or otherwise, for a term or terms which may, at the option of Landlord, be less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease, and (z) Tenant shall pay to Landlord any deficiency between the sum of Fixed Rent and Additional Rent due hereunder plus the reasonable costs and expenses incurred or paid by Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting the Demised Premises, including, without limitation, repairing, altering and preparing the Demised Premises for new tenants, brokers' commissions, legal fees, and other expenses and concessions ("Default Costs"), and the amount of rents and other charges collected on account of the new lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the Lease Term (not including any Renewal Periods, the commencement of which shall not have occurred prior to such dispossession or removal). Such deficiency shall be paid by Tenant in monthly installments on the dates specified in this Lease for payment of Fixed Rent. Landlord reserves the right to bring actions or proceedings for the recovery of any deficits remaining unpaid without being obliged to await the end of the Lease Term for a final determination of Tenant's account, and the commencement or maintenance of any one or more actions or proceedings shall not bar Landlord from bringing other or subsequent actions or proceedings for further accruals pursuant to the provisions of this Section. Any rent received by Landlord from such reletting shall be applied first to the payment of any indebtedness (other than Rent due hereunder) of Tenant to Landlord; second, to the payment of any Default Costs; third, to the payment of Rent due and unpaid hereunder, and the balance, if any, shall be held by Landlord and applied in payment of future Rent as it may come due and payable hereunder. In the alternative, following any such dispossession or removal, Landlord may claim as damages no more than the difference between the balance of Fixed Rent and Additional Rent payable over the remainder of the Lease Term and the fair market rental value of the Demised Premises over the same period, discounted to present value at a discount rate equal to the then effective rate on obligations of the U.S. Treasury having a maturity closest to the number of months remaining in the then current Lease Term.

                (c) If Landlord is required by Legal Requirements to mitigate its damages, then Tenant agrees that Landlord's duty to mitigate (i) shall arise only after Landlord regains possession of the Demised Premises, (ii) shall be deemed satisfied if Landlord has used commercially reasonable efforts to relet the Demised Premises, whether or not such efforts are successful, and (iii) shall not require Landlord to market the Demised Premises ahead of other property which are vacant or about to become vacant in properties owned by Landlord or its affiliates within ten (10) miles of the Demised Premises.

                (d) In addition to the foregoing, if an Event of Default shall occur other than as to the payment of Rent, Landlord, in addition to any other right or remedy available at law or in equity, shall have the right, but not the obligation, to cure such failure. Notwithstanding the provisions of Subsection (a) above, if, in Landlord's reasonable judgment, an emergency shall exist, Landlord may cure such Event of Default upon such notice to Tenant as may be reasonable under the circumstances (and may be without any prior notice if the circumstances shall so require). If Landlord cures such failure as aforesaid, Tenant shall pay to Landlord on demand, as Additional Rent, the reasonable and necessary cost or amount thereof, together with interest thereon at the Interest Rate from the date of outlay of expense until payment.

                (e) In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach.

                (f) The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law, in equity or otherwise.

                (g) The words "re-enter", "re-entry: and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

         Section 15.3    Waivers.
         -----------------------

                (a) Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Demised Premises, or to re-enter or repossess the Demised Premises, or to restore the operation of this Lease, after Tenant shall have been dispossessed by a judgment or by warrant of any court or judge; or any re-entry by Landlord; or any expiration or termination of this Lease and the Lease Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease.

         Section 15.4 Landlord's Default. (a) If Landlord shall fail to observe, perform or comply with any of its duties and obligations as set forth in this Lease for a period of thirty (30) days after notice thereof from Tenant to Landlord, or if such failure is of such a nature that it cannot be completely remedied within said period of thirty (30) days, if Landlord shall not (x) promptly upon the giving by Tenant of such notice, advise Tenant of Landlord's intention to institute reasonable steps necessary to remedy such failure, (y) promptly institute and thereafter diligently prosecute to completion reasonable steps necessary to remedy same, and (z) complete such remedy within a reasonable time after the date of the giving of said notice by Tenant, Tenant may at any time thereafter cure such breach or failure, but only if such breach or failure is creating a material impairment to the operation of Tenant's business at the Demised Premises, for the account of Landlord, provided that Tenant may cure any such breach or failure as aforesaid prior to the expiration of said waiting period, without notice to Landlord if an emergency situation exists, or after notice to Landlord, but solely if the curing of such breach or failure prior to the expiration of said waiting period is necessary to protect the Demised Premises or Tenant's interest therein or to prevent injury or damage to persons or property. Landlord shall reimburse Tenant for the amounts reasonably and properly incurred by Tenant as aforesaid within thirty (30) days of Tenant's written demand therefor. In no event whatsoever shall Tenant seek, nor shall Landlord be held liable for, any consequential or incidental damages, whether in connection with or as a result of any default by Landlord hereunder.

                (b) Notwithstanding that certain additional rights or remedies may now or hereafter be available to Tenant at law, in equity or otherwise, the rights and remedies as, when and to the extent specifically provided Tenant in Subsection (a) hereof shall be Tenant's sole and exclusive rights and remedies under this Lease in the event of Landlord's failure to observe, perform or comply with any of its duties and obligations of this Lease on its part to be observed, performed or complied within the time periods provided in this Lease.

                  ARTICLE 16 UNAVOIDABLE DELAYS, FORCE MAJEURE
                  --------------------------------------------

         Section 16.1 If either party shall be prevented or delayed from punctually performing any obligation or satisfying any condition under this Lease by any strike, lockout, labor dispute, inability to obtain labor, materials or reasonable substitutes therefor, Act of God, weather, soil conditions, site conditions, present or future governmental restrictions, regulation or control, insurrection, sabotage, fire or other casualty, or any other condition beyond the control of the party, other than unavailability of funds or financing (individually and collectively "Unavoidable Delays"), then the time to perform such obligation or satisfy such condition shall be extended by the delay caused by such event. If either party shall as a result of an Unavoidable Delay be unable to exercise any right or options within any time limit provided therefor in this Lease, such time limit shall be deemed extended for a period equal to the duration of such Unavoidable Delay.

                               ARTICLE 17 NOTICES
                               ------------------

         Section 17.1 Any notices, consents, approvals, elections, submissions, requests or demands required or permitted to be given under this Lease or pursuant to any law or governmental regulation (individually and collectively "notice") by Landlord to Tenant or by Tenant to Landlord shall be in writing (whether or not expressly so provided) at the following respective addresses:


         To Tenant Before the Commencement Date:

                                    Velocity Asset Management, Inc.
                                    3100 Route 138 West
                                    Wall, NJ 07719

         After the Commencement Date:

                                    Velocity Asset Management, Inc.
                                    1800 Highway 34 North, Bldg #4
                                    Suite 404
                                    Wall, NJ 07719

         To Landlord:               Donato at Wall 4, LLC
                                    c/o John Donato, Jr.
                                    80 Corbett Way
                                    Eatontown, NJ 07724

         With a copy to:            Ansell Zaro Grimm & Aaron, PC
                                    1500 Lawrence Avenue - CN 7807
                                    Ocean Township, New Jersey 07712
                                    Attn: Michael V. Benedetto, Esq.


Notices shall be deemed given upon personal delivery; being deposited in the United States mail, registered or certified mail, return receipt requested, postage prepaid; or being sent by overnight express mail or nationally recognized courier service (e.g., Federal Express) to Landlord or Tenant, at the respective addresses hereinafter set forth, and shall be deemed received upon actual receipt or rejection. Notices may be signed by the attorneys for the party on whose behalf the notice is sent. Changes in addresses may be designated by written notice as provided in this Section 17.1.

                                ARTICLE 18 ACCESS
                                -----------------

         Section 18.1 Landlord and/or its designees shall have the right, at all times, to enter upon the Demised Premises to inspect, to make repairs subject to advance notice to Tenant, to respond to emergency situations, and for exhibiting same to prospective purchasers and/or mortgagees. During the period commencing twelve (12) months prior to the end of the Lease Term, Landlord and/or its designee, shall have the right to enter upon the Demised Premises for the purpose of exhibiting same to prospective tenants.

         Section 18.2 Tenant shall be permitted twenty-four (24) hour per day, seven (7) day per week, access to the Demised Premises.

                              ARTICLE 19 [RESERVED]
                              ---------------------


                             ARTICLE 20 END OF TERM
                             ----------------------

         Section 20.1 Surrender. Upon the expiration or other termination of the Lease Term, Tenant shall peaceably and quietly quit and surrender the Demised Premises, together with all alterations which are then part of the realty, broom clean, in good order and condition, reasonable wear and tear and the provisions of Articles 12 and 13 excepted, and otherwise in accordance with the terms of this Lease, including, without limitation, Article 10.

         Section 20.2 Survival. Upon the expiration of the Lease Term or other earlier termination of this Lease, any item of Rent which is payable to the date of the expiration of the Lease Term or earlier termination of this Lease which is not then ascertainable shall be paid to Landlord when the same is determined.

         Section 20.3 Vacant Possession. Any personal property and trade fixtures remaining upon the Demised Premises after the expiration of the Lease Term shall be deemed abandoned and shall become the property of Landlord upon 10 days written notice to Tenant without payment therefor. Landlord may dispose of or store any personal property and/or trade fixtures remaining in, upon or about the Demised Premises after the expiration or earlier termination of the Lease Term and Tenant shall pay to Landlord the cost of removal, disposal or storage of same, which obligation shall survive the expiration or earlier termination of this Lease. The provisions of this Section 20.3 shall survive the expiration of the Lease Term or other earlier termination of this Lease.

                             ARTICLE 21 HOLDING OVER
                             -----------------------

         Section 21.1 Should Tenant hold over in possession after the Expiration Date, such holding over shall not be deemed to extend the Lease Term or renew this Lease. Tenant agrees to indemnify and save Landlord harmless from and against all claims, losses, damages, liabilities, costs and expenses (including, without limitation, reasonably attorneys' fees and disbursements) resulting from delay by Tenant in surrendering the Demised Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Demised Premises as aforesaid will be extremely substantial, will exceed the amount of the monthly installments of the Fixed Rent and Additional Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Demised Premises is not surrendered to Landlord on the Expiration Date, in addition to any other rights and remedies Landlord may have hereunder or at law, and without in any manner limiting Landlord's right to demonstrate and collect any damages suffered by Landlord and arising from Tenant's failure to surrender the Demised Premises as provided herein, Tenant shall pay to Landlord on account of use and occupancy of the Demised Premises for each month and for each portion of any month during which Tenant holds over after the Expiration Date, a sum equal to 150% of that portion of the Fixed Rent, Additional Rent and other Rental which was payable under this Lease during the last month of the Lease Term. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Demised Premises after the Expiration Date or to limit in any manner Landlord's right to regain possession of the Demised Premises through summary proceeding or otherwise, and no acceptance by Landlord of payments from Tenant after the Expiration Date shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Section 21.1. The provisions of this
Section 21.1 shall survive the Expiration Date.

                              ARTICLE 22 INDEMNITY
                              --------------------

         Section 22.1 Tenant's Indemnity. Tenant shall not do or permit any act or thing to be done in or about the Demised Premises which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of any Legal Requirement, and shall exercise such control over the Demised Premises as to fully protect Landlord against any such liability. Tenant shall indemnify and save the Landlord, the members comprising Landlord and its and their partners, shareholders, members, officers, directors, employees, agents and contractors (the "Indemnitees") harmless from and against (x) all claims of whatever nature against the Indemnitees arising from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors directly related to the Demised Premises, (y) all claims against the Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person caused by Tenant, its agents or invitees and occurring during the Lease Term in or about the Demised Premises, and (z) any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature (including, without limitation, attorneys' fees and disbursements) incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof.

         Section 22.2 Landlord's Indemnity. Landlord shall indemnify, defend and save harmless Tenant and Tenant's shareholders, officers, directors, employees, agents and contractors (collectively, the "Tenant Indemnitees" ) from and against any and all claims: (a) arising from any accident, injury or damage occurring within the Industrial Park, or inside the Demised Premises where such accident, injury or damage results from the negligent or otherwise wrongful act or omission of Landlord, its agents, employees or contractors solely in the fulfillment of Landlord's responsibilities under this Lease; or (b) any default by Landlord in the performance of Landlord's obligations under this Lease. In case any action or proceeding be brought against Tenant by reason of such claim, Landlord, upon notification from Tenant, shall resist and defend such action or proceeding.

        Section 22.3 Defense. If any claim, action or proceeding is made or brought against a party hereto, which claim, action or proceeding the other party shall be obligated to indemnify against pursuant to the terms of this Lease, then, upon demand by the party liable shall resist or defend such claim, action or proceeding in the name of the indemnified party, if necessary, by such attorneys as the indemnified party shall approve, which approval shall not be unreasonably withheld. Attorneys for the Tenant's insurer are hereby deemed approved for purposes of this Section 22.2. The provisions of this Article 22 shall survive the expiration or earlier termination of this Lease. Each party shall promptly notify the other, in writing, of any such claim asserted against it and shall promptly send to the other party copies of all papers or legal process served upon it in connection with any such action or proceeding.

                            ARTICLE 23 SUBORDINATION
                            ------------------------

        Section 23.1 Fee Mortgage. Landlord shall have the right at any time during the Lease Term to subject its interest in the Demised Premises, the Project and/or this Lease to any one or more mortgages on Landlord's interest therein ("Fee Mortgage") and to renew, modify, consolidate, replace, extend and/or refinance any such Fee Mortgage. Landlord shall be entitled to all of the proceeds from any such Fee Mortgage at any time effected pursuant hereto.

        Section 23.2 Subordination . This Lease shall at all times be subordinate to any such Fee Mortgage. The foregoing provisions shall be self-operative and no further instrument of subordination shall be required. If Landlord or a Fee Mortgagee desires confirmation of such subordination, Tenant shall promptly execute, without charge therefor, any certificate that Landlord or the Fee Mortgagee may request.

        Section 23.3     Attornment. Notwithstanding the provisions of Section
23.2 hereof, should any Fee Mortgagee require that this Lease be prior rather than subordinate to any such Fee Mortgage, Tenant shall, within fourteen (14) days after request therefor by Landlord or such Fee Mortgagee, and without charge therefor, execute a document effecting or acknowledging such priority, which document shall contain, at the option of such requesting party, an attornment to the Fee Mortgagee, or any person acquiring the interest of Landlord as a result of any foreclosure or the granting of a deed in lieu of foreclosure, as landlord, upon the then executory terms and conditions of this Lease for the remainder of the Lease Term.

         Section 23.4 Non-Disturbance. Upon written request of Tenant, Landlord shall use reasonable efforts to obtain a non-disturbance agreement from any existing or future mortgagee.

                             ARTICLE 24 CERTIFICATES
                             -----------------------

         Section 24.1 On the request of either party, at any time or from time to time, Landlord and Tenant shall execute, acknowledge and deliver to each other, within ten (10) days after request, a written instrument, duly executed and acknowledged, (i) certifying that this Lease has not been modified and is in full force and effect or, if there has been a modification, that this Lease is in full force and effect as modified, stating such modification, and that this Lease is the only lease between Landlord and Tenant affecting the Demised Premises, (ii) specifying the dates to which Fixed Rent, Additional Rent and other Rent have been paid, (iii) stating that whether or not, to the knowledge of the party executing such instrument, the other party hereto is in default and, if so, stating the nature of such default, (iv) stating whether or not there are then existing any credits, offsets or defenses against the enforcement of any provisions of this Lease, (v) stating the Commencement Date, the Commencement Date and the Expiration Date of this Lease, (vi) stating which options to extend the Lease Term have been exercised, if any, (vii) stating that there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any state thereof, and (viii) stating such further information with respect to the Lease or the Demised Premises as may reasonably be requested. Any such certificate may be relied upon by any prospective purchaser of the Demised Premises (or any portion thereof) or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by a lessor or prospective lessor thereof, by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgage thereof. The failure of Tenant to execute, acknowledge and deliver to Landlord a statement in accordance with the provisions of this Section 24.1 within ten (10) days after request therefor shall constitute an acknowledgment by Tenant, which may be relied on by any person who would be entitled to rely upon any such statement, that such statement as submitted by Landlord is true and correct.

                            ARTICLE 25 MISCELLANEOUS
                            ------------------------

         Section 25.1 No Waiver. Failure of either party to complain of any act or omission on the part of the other party, no matter how long it may continue, shall not be deemed to be a waiver by such party of any of its rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If an action by either party shall require the consent or approval of the other party, the other party's consent to or approval of such action on any one or more occasions shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. Any and all rights and remedies which either party may have under this Lease on any breach shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other, and no one of them, whether exercised by such party or not, shall be deemed to be in exclusion of any other. Any two or more or all of such rights and remedies may be exercised at the same time.

         Section 25.2 Relationship of Parties . Nothing contained in this Lease shall be construed to create the relationship of principal and agent, partnership, joint venture or any other relationship between the parties hereto other than the relationship of Landlord and Tenant. Nothing contained herein shall in any way impose any liability upon the members, officers or directors of Landlord.

         Section 25.3 Recording. Neither Landlord nor Tenant shall record this Lease; however, upon the request of either party hereto, the other party shall join in the execution of a memorandum or socalled "short form" of lease for the purposes of recordation. Said memorandum or short form of lease shall describe the parties, the Demised Premises, the Lease Term, any subordination, any special provisions other than those pertaining to Rent, and shall contain such additional information as may be required for recordation in the jurisdiction in which the Demised Premises is located.

         Section 25.4 Captions. The captions, section numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles nor in any way affect this Lease.

         Section 25.5 Applicable Law. This Lease shall be governed by, and construed in accordance with the laws of the State of New Jersey. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by the law.

         Section 25.6    Mechanics Liens.
         ------------    ---------------

                (a) Throughout the Lease Term, Tenant shall not suffer or permit any liens to stand against the Demised Premises or any part thereof, by reason of any work, labor, services or materials done for, or supplied, or claimed to have been done for, or supplied to, Tenant or anyone holding the Demised Premises or any part thereof through or under Tenant. If any such lien shall at any time be filed against the Demised Premises, Tenant shall cause the same to be discharged of record within ten (10) days after the date of filing the same, by either payment, deposit or bond. If Tenant shall fail to discharge any such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, procure the discharge of the same either by paying the amount claimed to be due by deposit in court or bonding, and/or Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest, costs and allowances. Any amount paid or deposited by Landlord for any of the aforesaid purposes, and all legal and other expenses of Landlord, including counsel fees, in defending any such action or in or about procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the Interest Rate from the date of payment or deposit, shall become due and payable forthwith by Tenant to Landlord, or, at the option of Landlord, shall be payable by Tenant to Landlord as Additional Rent.

                (b) Nothing in this Lease shall be deemed to be, or construed in any way as constituting, the consent or request of Landlord, expressed or implied, by inference or otherwise, to any person, firm or corporation for the performance of any labor or the furnishing of any materials for any construction, rebuilding, alteration or repair of or to the Demised Premises, or any part thereof, or as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials, which might in any way give rise to the right to file any lien against or Landlord's interest in the Demised Premises. Landlord shall have the right to post and keep posted at all reasonable times upon the Demised Premises any notices which Landlord shall be required so to post for the protection of Landlord and/or the Demised Premises from any such lien.

         Section 25.7 Brokerage. Landlord and Tenant each represent that it dealt with no broker or brokers or other person in connection with the negotiation, execution and delivery of this Lease, except The Acclaim Group, LLC, who shall be paid a commission by Landlord pursuant to a separate written agreement. Each party shall defend, indemnify and hold the other harmless from and against any claims or demands for any brokerage commissions, finder's fees and/or other compensation resulting from a breach by it of the foregoing representation.

         Section 25.8    Limitation of Landlord's Liability.
         ------------    ----------------------------------

                (a) The term "Landlord" as used in this Lease means only the owner of the Demised Premises, for the time being, so that in the event of any sale of Landlord's interest in the Demised Premises or in this Lease, Landlord shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder with respect to the Demised Premises, and it shall be deemed without further agreement between the parties and such purchaser(s) or assignee(s) that the purchaser or assignee has assumed and agreed to observe and perform all obligations of Landlord hereunder relating to the Demised Premises.

                (b) It is specifically understood and agreed that there shall be no personal liability on the principals of Landlord in respect to any of the covenants, conditions, or provisions of this Lease. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Demised Premises for the satisfaction of Tenant's claims, and to no other property or assets of Landlord. No constituent of Landlord including, without limitation, any agent, partner, member, shareholder, managing agent or otherwise shall be in any manner personally liable under this Lease.

         Section 25.9 Attorneys' Fees. Should either party hereto institute any action or proceeding in court to enforce any provision hereof, or for damages or for declaratory or other relief hereunder, the prevailing party shall be entitled to receive from the losing party, in addition to court costs, such amount as the court may adjudge to be reasonable as attorneys' fees for services rendered to said prevailing party, and said amount may be made a part of the judgment against the losing party.

         Section 25.10 Waiver of Trial by Jury. Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other upon any matters whatsoever arising out of or in any way connected with this Lease, Tenant's use or occupancy of the Demised Premises, and/or any claim of injury or damage.

         Section 25.11 Interest Rate. Wherever this Lease refers to "Interest Rate", same shall be computed at a rate equal to the Prime Rate (hereinafter defined) plus five (5%) percent for the time period when any interest is due as provided in this Lease, and, if no time period is designated, the period shall be from the date of the occurrence in question to the date of payment. If, however, payment of interest at such rate by Tenant (or by the tenant then in possession having succeeded to Tenant's interest in accordance with the terms of this Lease) should be unlawful, i.e., violative of usury statutes or otherwise, then "Interest Rate" shall, as against such party, be computed at the maximum lawful rate payable by such party. "Prime Rate" shall mean the prime rate as published from time to time by the Wall Street Journal, Eastern Edition, for short term (90day) unsecured loans. Tenant shall pay to Landlord interest at the Interest Rate for all sums due Landlord which are not paid within twenty (20) days of their due date.

         Section 25.12 Excavations on Adjoining Property. If any excavation or other building operation shall be about to be made or shall be made upon any adjoining premises or streets, Tenant shall permit any third persons obligated by law to protect the Building(s), and their respective representatives, to enter upon the Demised Premises shore the foundations and walls thereof and to do any other act or thing necessary for the safety or preservation thereof.

         Section 25.13 Non-Binding Until Executed. This Lease is offered for signature by Tenant and it is understood that this Lease shall not be binding upon Landlord or Tenant unless and until Landlord and Tenant shall have executed and unconditionally delivered a fully executed copy of this Lease to each other.

         Section 25.14 No Claim for Damages. Landlord agrees that whenever it is required to act pursuant to this Lease, it will do so in a reasonable manner. Tenant agrees that its sole remedy for any claim that Landlord has unreasonably withheld or unreasonably delayed any consent or approval requested by Tenant shall be an action or proceeding to enforce any related provision or for specific performance, injunction or declaratory judgment. In the event of a determination that such consent or approval has been withheld or delayed unreasonably, the requested consent or approval shall be deemed to have been granted; however, Landlord shall have no liability to Tenant for its refusal or failure to give such consent or approval. Tenant's sole remedy for Landlord's unreasonably withhold or delaying consent or approval shall be as provided in this Section 25.14.

         Section 25.15 Independent Covenants. Tenant agrees that Tenant's covenants and obligations under this Lease shall be independent of Landlord's covenants and obligations under this Lease and that each such covenant and obligation is independent of any other covenant or obligation. Landlord's breach or non-performance of any of Landlord's covenants or obligations under this Lease shall not excuse Tenant of Tenant's covenants and obligations under this Lease, and shall not be the basis for any defense, of any kind or nature whatsoever, to any suit by Landlord for Tenant's breach or non-performance of any of tenant's covenants or obligations under this Lease (including, without limitation, Tenant's failure to pay Fixed Rent or Additional Rent). It is the express agreement of Landlord and Tenant that all payments of Fixed Rent and Additional Rent due under this Lease are absolutely and unconditionally due at the time set forth herein, without any right of set-off or deduction of any kind or nature whatsoever except as expressly provided to the contrary in this Lease.

         Section 25.16 Interpretation. No provision of this Lease shall be construed against or interpreted to the disadvantage of either Landlord or Tenant by any court or other governmental or judicial authority by reason of either Landlord or Tenant having or being deemed to have drafted, structured or dictated such provision.

         Section 25.17 Entire Agreement. This Lease and the exhibits attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the subject matter hereof and there are no covenants, promises, agreements, conditions or understandings heretofore made, either oral or written, between the parties other than as herein set forth. No modification, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.

         Section 25.18 Binding Effect. The covenants and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties have this day set their hands and seals.


                                       LANDLORD: DONATO AT WALL 4, LLC

                                       By: /s/ CORBETT DONATO
                                           -------------------------------------
                                           Name:  Corbett Donato
                                           Title: President


                                       TENANT: VELOCITY ASSET MANAGEMENT, INC.


                                       By: /s/ JAMES J. MASTRIANI
                                           -------------------------------------
                                           Name:  James J. Mastriani
                                           Title: CFO & Chief Legal Officer

                                    EXHIBIT A
                                    ---------

                        Legal Description of the Property
                        ---------------------------------

                                    EXHIBIT B
                                    ---------

                                Demised Premises
                                ----------------

                                    EXHIBIT C
                                    ---------

                                 Landlord's Work
                                 ---------------

                                    EXHIBIT D
                                    ---------

                             Rules and Regulations
                             ---------------------

1.       At no time shall the Common Areas be used:

                  (A) except as hereinafter provided, for any purpose other than the parking of automobiles of customers of the Project, deliveries and for access to and from the Buildings within the Project;

                  (B) for picketing, hand billing or solicitation, whether of a political nature or otherwise;

                  (C) for any use other than a Permitted Use;

                  (D) by any person or legal entity other than tenants, tenants' subtenants, licensees and concessionaires, and their respective assigns, employees, contractors, customers, invitees and deliverymen;


         2. In the event that Tenant shall perform any construction or alteration in the Project during such time as any premises in the Project shall be open for business to the public:

                  (A) with respect to any exterior construction or alteration, Tenant agrees to erect, or cause to be erected, adequate, painted construction barricades substantially enclosing the areas of such construction or alteration, such barricades to be maintained until such construction or alteration shall be substantially completed, and

                  (B) with respect to any construction or alteration, Tenant will require that all trucks, construction equipment or machinery enter and exit the Project via the entrance which will eliminate the possibility of such trucks, equipment or machinery passing in front of another tenant's premises and further, such trucks, equipment or machinery will not use any other portion of the Common Areas and Tenant will otherwise perform such construction or alteration in such manner as would minimize the impact on the business of other tenants in the Project.

         3. Tenant shall store within the premises, all trash and garbage in adequate containers, which shall be maintained in a neat and clean condition. All trash and garbage shall be located in the area designated by Landlord and in such manner so as not to create or permit any health hazard or fire hazard. Tenant, at its own expense, shall arrange for regular removal of said trash and garbage.

         4. Tenants shall not burn any papers, trash or garbage of any kind in or about the premises or Common Areas.

         5. Tenant nor any person claiming by or through Tenant, shall, in or on any part of the Common Areas:

                  (A) Exhibit any sign, placard, banner, notice, or other written material, except as otherwise permitted pursuant to this Lease.

                  (B) Solicit signatures on any petition or for any other purpose, disseminate any information in connection therewith, or distribute any circular, booklet, handbill, placard, or other material.

                  (C) Solicit membership in any organization, group, or association, or solicit contributions for any purpose.

                  (D) Parade, rally, patrol, picket, demonstrate, or engage in any conduct that might tend to interface with or impede the use of any of the Common Areas by any customer, business invitee, employee, or tenant of the Project, create a disturbance, attract attention, or harass, annoy, disparage, or be detrimental to the interest of any of the tenants within the Project.

         6. Tenant agrees to promptly remove or cause to be removed from the Project, all persons hired or engaged by Tenant who are actively creating labor disharmony and to comply with Landlord's directives in providing separate accommodations and accesses to the extent necessary and appropriate in connection with the construction of the various improvements upon the Project. In no event shall Tenant be expected or obligated to engage in any conduct which is in conflict with or violates any federal, state or local law including, without limitation, the National Labor Relations Act or the regulations thereto. Nothing contained herein shall be construed to require either Landlord or Tenant to use any particular contractor.

                                       2